Exhibit 10.25

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Master Services Agreement

This Master Services Agreement (this “Agreement”), dated October 1, 2012 (the “Agreement Date”), is between Five Prime Therapeutics, Inc., a Delaware corporation (“FivePrime”) having its principal place of business at Two Corporate Drive, South San Francisco, CA 94080, and Cytovance Biologics Inc., a Delaware corporation (“Cytovance”) having its principal place of business at 800 Research Parkway, Suite 200, Oklahoma City, OK 73104 (each a “Party”, collectively the “Parties”).

Recitals

WHEREAS, FivePrime desires Cytovance to perform various services, including manufacturing services, from time to time and in accordance with the terms of this Agreement and the annexations, schedules, attachments and change orders that from time to time will be incorporated herein by reference and become a part hereof;

WHEREAS, Cytovance desires to perform such various services in accordance with the terms of this Agreement and the annexations, schedules, attachments and change orders that from time to time will be incorporated herein by reference and become a part hereof;

NOW THEREFORE, for and in consideration of the mutual promises, covenants and conditions, and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged and which form part of this Agreement, the Parties agree as follows:

1.       Preamble Clauses.  The Preamble Clauses set forth herein above are incorporated herein by reference as though fully rewritten here at length.

2.       Definitions.  Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below.

2.1      “Affiliate” means, with respect to a Party, any Entity that controls, is controlled by, or is under common control with that Party. For the purpose of this definition, “control” means direct or indirect ownership of more than 50% of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or more than 50% of the equity interest in the case of any other type of legal entity, status as a general partner in any partnership, or any other similar arrangement whereby such Entity controls or has the right to control the board of directors or equivalent governing body of such Entity, or the ability to cause the direction of the management and policies of such Entity.

2.2      “Clinical Product” means all Product required, pursuant to the relevant SOW, to be manufactured according to cGMP.

2.3      “cGMP” means (a) “current Good Manufacturing Practice” or “cGMP” as

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promulgated under U.S. Food, Drug & Cosmetics Act (21 U.S.C. §301 et seq.) and the regulations thereunder including 21 Code of Regulations chapters 210 and 211, as amended from time to time, and (b) “Good Manufacturing Practice” or “EU GMP” as specified in the EU Guidelines to Good Manufacturing Practice: Medicinal Products for Human or Veterinary Use, as amended from time to time.

2.4     “Confidential Information” means any data or information disclosed by a Disclosing Party in writing, visually, orally or in electronic medium to the Receiving Party under this Agreement. Confidential Information shall be clearly marked as confidential or proprietary when disclosed to the Receiving Party, or, if not in tangible form, summarized in a writing so marked and delivered to the Receiving Party within *** days of such disclosure.

2.5     “Conforming Product” means Product that was made in accordance with agreed-upon batch records and, with respect to Clinical Product, cGMP and meets agreed-upon Specifications.

2.6     “Control”, “Controls” or “Controlled by” means with respect to any property right, including intellectual property right, the possession of (whether by ownership, license or other agreement, other than licenses granted pursuant to this Agreement) or the ability of a Party to grant access to, or a license or sublicense of, such right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Party would be required hereunder to grant the other Party such access or license or sublicense.

2.7     “Cytovance Inventions” has the meaning set forth in Section 11.3.

2.8     “Cytovance Technology” means any and all Know-How or Patents that are Controlled by Cytovance or its Affiliates as of the Effective Date or at any time during the Term

2.9     “Deliverables” means all materials, reports, information, data, findings, results, conclusions, items and recommendations, including Products, that Cytovance is required to deliver to FivePrime in the performance of Services.

2.10    “EMA” means the European Medicines Agency, or any successor thereof.

2.11    “Entity” means a partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization.

2.12    “FDA” means the United States Food and Drug Administration, or any successor entity thereof.

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2.13    “FivePrime Materials” means all cell lines and other materials provided by FivePrime, its Affiliates or agents to Cytovance under this Agreement.

2.14    “FivePrime Technology” means any and all Know-How or Patents that are Controlled by FivePrime or its Affiliates as of the Effective Date or at any time during the Term.

2.15    “Invention” means any invention, discovery, innovation, improvement, trade secret, work of authorship, product or process, whether or not patentable, that is discovered, first conceived, made, developed, or reduced to practice as a result of the activities undertaken in connection with the performance of Services.

2.16    “Know-How” means any and all tangible and intangible information, data, results (including pharmacological, research and development data, reports and batch records) and materials, including discoveries, improvements, compositions of matter, cell lines, assays, sequences, processes, methods, knowledge, protocols, formulas, utility, formulations, data, inventions (whether patentable or not), strategy, know-how and trade secrets, patentable or otherwise, and all other scientific, pre-clinical, clinical, regulatory, manufacturing, marketing, financial and commercial information or data, in each case that either Party has treated as confidential or proprietary information and that is not generally known by the public, but excluding any of the foregoing to the extent described or claimed in any Patents.

2.17    “Law” means any federal, state, local, foreign or multinational law, statute, standard, ordinance, code, rule, regulation, resolution, promulgation or similar order by any government authority, or any license, franchise, permit or similar right granted under any of the foregoing, or any similar provision having the force or effect of law.

2.18    “Patents” means all patents and patent applications and any patents issuing therefrom (which for the purpose of this Agreement shall be deemed to include certificates of invention and applications for certificates of invention), including all divisionals, continuations, substitutions, continuations-in-part, converted provisionals, continued prosecution applications, adjustments, re-examinations, reissues, additions, renewals, revalidations, extensions (including patent term extensions, and supplemental certificates and the like), registrations, pediatric exclusivity periods of any such patents and patent applications, and any and all foreign equivalents of the foregoing.

2.19    “Person” means any individual, unincorporated organization or association, governmental authority or agency, Entity or other entity not specifically listed herein.

2.20    “Product” means cell lines, cell banks, drug substance, drug product or other product produced by Cytovance in the course of the performance of Services.

2.21    “Product Inventions” has the meaning set forth in Section 11.2.

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2.22    “Raw Materials” means all raw materials, including media, resins, stability pools and retains, excipients, components, supplies and materials, other than FivePrime Materials, that are utilized in the manufacture or filling of Products, as applicable.

2.23    “Regulatory Authority” means the FDA, EMA and any other similar governmental authority, administrative agency or commission of any region, country, state, province or other political subdivision, any applicable government regulatory authority involved in regulating or granting approvals with respect to the manufacture, use, marketing or sale of pharmaceutical products.

2.24    “SOW” means a Proposal for Services, Scope of Work or Statement of Work that the Parties may enter into from time to time pursuant to and under the terms and conditions of this Agreement, including all amendments or Change Orders to any such Proposal for Services, Scope of Work or Statement of Work.

2.25    “Specifications” means all of the specifications, characteristics and test results or limits with or within which a Product must conform to be considered acceptable as agreed to by FivePrime and Cytovance under the relevant SOW

2.26    “Third Party” means any Person other than Cytovance, FivePrime and their respective Affiliates.

3.       Services; Performance.

3.1      Cytovance agrees to perform services for FivePrime as described in SOWs (“Services”). Cytovance will perform all Services in compliance with the terms and conditions of this Agreement and the applicable SOW. Time is of the essence in the performance of Services and other obligations under this Agreement and each SOW.

3.2      Each SOW will detail the Services to be performed by Cytovance thereunder, the Deliverables thereunder, all fees and costs to be paid by FivePrime with respect to Cytovance’s performance of such Services (“Fees”) and any other specifications, details and provisions deemed necessary or appropriate by the Parties. Each SOW shall be in writing, dated and executed by both Parties, and shall, unless specifically stated to the contrary, be attached hereto and incorporated herein by reference.

3.3      FivePrime shall support and cooperate with the execution of the Services and shall not engage in any act or omission, which may reasonably be expected to prevent or delay the successful execution of the Services. Such support and cooperation shall include, but not be limited to prompt review and approval of documents requiring FivePrime’s signature, timely delivery of methods and materials and prompt response to other similar matters.

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3.4     From time to time during the term of an SOW, (a) FivePrime may desire to revise the scope of or include additional Services under such SOW or otherwise revise the terms and conditions of such SOW, including (i) to revise Cytovance’s responsibilities, the Specifications, Deliverables, procedures, assumptions, processes, protocols, assays, test methods or analytical requirements; or (ii) to comply with applicable Law, including revisions thereto; or (b) the Parties may desire to otherwise amend such SOW, including as necessitated by an event outside the control of either Party, including the events described in Section 18 (Force Majeure). In the event of the foregoing, the Parties shall negotiate in good faith the terms and conditions of a change order (a “Change Order”) to effect such revision, change or amendment, which Change Order shall be substantially in the form of Exhibit A hereto

3.5     Cytovance may subcontract the performance of Services to a Third Party if the SOW governing such Services explicitly permits such subcontracting, provided that Cytovance shall have entered into a written agreement with each such subcontractor that ensures Cytovance’s compliance with this Agreement, including Sections 11 and 12,

4.       Materials.

4.1     FivePrime Materials.

(a)      FivePrime will provide Cytovance with quantities of FivePrime Materials necessary for the performance of Services as described in SOWs, in such amounts as determined by FivePrime. Cytovance agrees that all FivePrime Materials are and shall remain the sole property of FivePrime. Cytovance shall use the FivePrime Materials at Cytovance’s facilities solely for the purpose of performing Services, and no other purpose. Except as expressly set forth in this Agreement, nothing in this Agreement shall be deemed to grant to Cytovance any rights to or under any of FivePrime’s intellectual property. Upon the completion of Services under an SOW or the termination of such SOW, if earlier, Cytovance shall, at FivePrime’s direction, promptly destroy or return to FivePrime all unused FivePrime Materials provided under such SOW.

(b)      FivePrime shall provide Cytovance with (i) instructions for the proper storage, handling and disposal of all FivePrime Materials, finished product and reference standards and (ii) information regarding the hazardous properties of any such FivePrime Materials in sufficient time for Cytovance’s review and the training of its employees.

(c)      Cytovance acknowledges that the FivePrime Materials provided by or on behalf of FivePrime are experimental in nature and may have hazardous properties. FIVE PRIME PROVIDES SUCH FIVEPRIME MATERIALS “AS IS.” EXCEPT AS SET FORTH IN SECTION 15.3(a), FIVE PRIME MAKES NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO SUCH FIVEPRIME MATERIALS AND EXPRESSLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTIES OF

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MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR USE, OR ANY WARRANTIES RELATING TO NONINFRINGEMENT OF ANY THIRD PARTY RIGHTS OR TITLE, INCLUDING PATENT RIGHTS, IN SUCH FIVEPRIME MATERIALS. In no event shall FivePrime be responsible for, or liable to Cytovance for, any damage, consequential, incidental or otherwise, arising out of or relating to the use of the FivePrime Materials provided by or on behalf of FivePrime.

4.2     Other Materials. Unless explicitly agreed to in an SOW, Cytovance will be responsible for procuring, testing, releasing and maintaining sufficient inventory of all Raw Materials necessary to perform Services in accordance with this Agreement and the applicable SOW.

4.3     Materials Handling.  Cytovance will be responsible for adopting, maintaining and enforcing safety procedures for Cytovance’s internal handling and processing of Raw Materials, FivePrime Materials and Products.

5.       Invoices; Taxes.

5.1     Payment of Fees and reimbursement of any expenses with respect to Services under an SOW will be based on Service milestones or as otherwise set forth in the “Fee and Payment Schedule” attached to such SOW.

5.2     Cytovance will invoice FivePrime as set forth in the Fee and Payment Schedule of the relevant SOW. Payments are due as set forth in the Fee and Payment Schedule of the relevant SOW. Late payments are subject to an interest charge of *** percent (***%) per month on the outstanding balance. Failure to bill for interest due shall not be a waiver of Cytovance’s right to charge interest.

5.3     Cytovance shall be liable for and shall pay all taxes, duties and levies imposed with respect to Cytovance’s performance of Services, except for applicable sales and use taxes that by Law Cytovance must add to the cost of Services and which are separately stated on Cytovance’s invoice.

6.       Product Acceptance; Timelines; Shipment.

6.1     Upon completing the manufacture and release of each lot of Clinical Product, Cytovance shall deliver pre-shipment samples from such Clinical Product lot along with all relevant records, including drug history records regarding the disposition of such Clinical Product lot, to FivePrime. FivePrime shall have *** days after the receipt of pre-shipment samples of Clinical Product and the relevant records to determine whether or not the Clinical Product is Conforming Product. FivePrime may in good faith reject any Clinical Product that is not Conforming Product (“Nonconforming Product”) by providing notice of such rejection to

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Cytovance and the reason for such rejection. FivePrime shall return to Cytovance all Nonconforming Product, provided that FivePrime may retain such portion of the Nonconforming Product as is needed for reference purposes.

6.2     Cytovance will, as soon as practicable, and in any event within *** months of determination that Product is Nonconforming Product, either replace the Nonconforming Product with Conforming Product or reprocess the Nonconforming Product such that it becomes Conforming Product, in either event at FivePrime’s election and at no additional cost to FivePrime.

6.3     Unless otherwise agreed in writing by the Parties, all Product, Raw Materials, samples, components, or other materials shipped by Cytovance to FivePrime are delivered ***. Cytovance shall package for shipment such Product, Raw Materials, samples, components or other materials at FivePrime’s expense (including insurance) and in accordance with FivePrime’s full written and reasonable instructions. In connection with each delivery of Product, Cytovance shall deliver to FivePrime all certificates of analysis, certificates of conformity and such other documentation as is required to meet all requirements under applicable Law, including all regulatory requirements, with respect to such Product.

7.       Licenses.

7.1     Licenses to FivePrime.  Cytovance hereby grants to FivePrime an irrevocable, exclusive (even as to Cytovance), fully paid-up, worldwide license, with the right to sublicense, to use, have used, make and have made Cytovance Inventions to the extent necessary or useful and solely for the purposes of making, having made, using, offering to sell, selling, importing, exporting and otherwise using any Products. For clarity, the foregoing exclusive license to FivePrime is limited in scope to the making, having made, using, offering to sell, selling, importing, exporting and otherwise using Products and shall not be deemed to preclude or prohibit Cytovance from using any Cytovance Invention for any purpose other than the making, having made, using, offering to sell, selling, importing, exporting and otherwise using Products.

7.2     Licenses to Cytovance.  FivePrime hereby grants to Cytovance, for use during the term of the applicable SOW, a non-exclusive, fully paid-up worldwide license, without the right to sublicense, under FivePrime Technology in Product Inventions and FivePrime Materials to make, have made (to the extent approved by FivePrime in writing) use and have used the relevant Product, solely to the extent necessary to perform Services described in the relevant SOW.

7.3     No Implied Licenses.  Nothing contained in this Agreement shall be construed as conferring, by implication, estoppels, or otherwise, upon either Party or any Affiliate or Third Party any right, title or interest under any Patent, Know-How or other intellectual property right owned or controlled by the other Party, except for those rights expressly granted in this Section

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7.  All rights, title and interests not expressly conveyed herein are reserved by the respective Parties.

8.       Technology Transfer Assistance.  Cytovance acknowledges that FivePrime, at its option, may elect to engage a third party to perform the services or services substantially similar to the Services during or after the Term. Cytovance agrees to provide reasonable assistance to FivePrime in transferring any and all of FivePrime’s rights in Product Inventions, results and data, FivePrime Materials, FivePrime’s licensed rights to Cytovance Inventions and any other technology, processes, information methodologies and information that would be necessary for or useful in the making, scale-up, processing, manufacture, filling or bulk packaging of Products, to such Third Parties as FivePrime (or its licensee(s)) engages to perform such services, provided that FivePrime compensates Cytovance for its time spent at a commercially reasonable, agreed-upon rate and reimburses Cytovance for its reasonable expenses in complying with its obligations under this Section 8.

9.       Quality Matters; Facility Visits.

9.1      Quality Agreement. In connection with entering into this Agreement, the Parties will enter into a quality agreement (the “Quality Agreement”).

9.2      Regulatory Inspections.  Cytovance agrees to reasonably cooperate with all Regulatory Authorities with respect to all Product-specific inspections by such Regulatory Authorities. Cytovance will promptly notify FivePrime in writing of its receipt of any correspondence, notice or any other indication whatsoever of any FDA or other Regulatory Authority inspection, investigation or other inquiry, or other notice or communication from any Regulatory Authority of any type, that is Product-related. Such notice shall include a copy of any related correspondence or notice. FivePrime shall have the right to be present at any such inspection as permitted by applicable Law.

9.3      Facility Visits.  FivePrime’s representatives may visit Cytovance’s facilities with prior written notice of not less than *** prior to such visit to observe the progress of the performance of any Services, including during the processing of Product (i.e. “person in the plant”), provided that such access does not compromise compliance or safety. Any such visit to Cytovance’s facilities by FivePrime’s representatives shall occur during normal business hours, except that any visit conducted to observe the processing of Product (i.e. “person in the plant”) shall be conducted during the performance of such processing, even if not during normal business hours. Cytovance will assist FivePrime in scheduling such visits, which will be in compliance with Cytovance’s requirement to protect confidentiality of other clients.

10.     Covenants.

10.1      Cytovance Covenants.

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(a)      Cytovance will perform the Services with commercially reasonable diligence, in a professional manner with a high standard of care and skill and in accordance with all applicable Law.

(b)      Cytovance shall produce all Products at its facility at ***, and perform all Services related to a Product in accordance with cGMP and the relevant agreed-upon batch records and Specifications, and in accordance with the timelines agreed to by the Parties in the relevant SOW.

(c)      Cytovance agrees not to use in the performance of Services any materials, documents or information obtained by Cytovance from or on behalf of a Third Party with respect to which Cytovance has a continuing obligation to such Third Party with respect to such materials, documents or information, including with respect to confidentiality or non-use.

(d)      Cytovance shall keep and maintain complete and accurate experimental, development and manufacturing records (including batch records), laboratory notebooks, standard operating procedures and other records related to the performance of Services, as well as samples of Products and key raw materials from which Products processed for a period of at least *** years after the completion of the relevant Services.

(e)      Cytovance will obtain prior to commencing Services under an SOW, and maintain at all times while performing Services under such SOW, adequate comprehensive public liability and property damage insurance or equivalent programs of self-insurance with combined single limits of at least $*** per occurrence and $*** in the aggregate, with customary deductibles and retention levels. If any such insurance is written on a claims-made form, it shall continue for at least *** following completion of the relevant Services. Cytovance agrees to issue to FivePrime a Certificate of Insurance, which indicates compliance with the insurance coverage requirements set forth herein, within *** days of FivePrime’s written request.

10.2    FivePrime Covenants.  Unless otherwise agreed to by the Parties in writing in an SOW, FivePrime shall: (a) provide Cytovance with all information necessary to effect the reliable transfer of methods to Cytovance necessary to Cytovance’s performance of Services; (b) provide Cytovance with FivePrime Materials necessary for the performance of Services; (c) if applicable, review and approve in-process and finished Product test results to ensure conformity of such results with Specifications, regardless of which Party is responsible for finished Product release; and (d) be responsible for the preparation of all Product-related submissions to Regulatory Authorities.

11.      Intellectual Property; Deliverables.

11.1    Inventorship of any Invention will be determined according to the patent laws of the United States of America.

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11.2    As between the Parties, FivePrime shall own all right, title and interest in and to any Inventions related to Products, including with respect to its physical structure, composition, activities or potency or the processing or manufacturing of Products (“Product Inventions”). Cytovance hereby irrevocably sells, assigns and transfers to FivePrime all of Cytovance’s right, title and interest in and to all Production Inventions. Cytovance shall cooperate with FivePrime as may be necessary for the perfection, enforcement or defense of any intellectual property rights in or to any Product Inventions. As between the Parties, FivePrime shall own all Deliverables.

11.3    As between the Parties, Cytovance shall own all right, title and interest in and to any Inventions (other than Product Inventions or FivePrime Technology) that constitute improvements to Cytovance Technology (“Cytovance Inventions”) that were discovered, first conceived, made, developed, or reduced to practice in performance of the Services. FivePrime hereby irrevocably sells, assigns and transfers to Cytovance all of FivePrime’s right, title and interest in and to all Cytovance Inventions. FivePrime shall cooperate with Cytovance as may be necessary for the perfection, enforcement or defense of any intellectual property rights in or to any Cytovance Inventions.

11.4    With respect to each other Invention that is neither a Product Invention nor a Cytovance Invention, all right, title and interest in and to such other Invention shall vest in the Party(ies) to whom the inventors of such Invention have an obligation to assign such Invention. If all right, title and interest in and to an Invention would vest in both Parties, such Invention shall be jointly owned.

12.      Confidentiality.

12.1    Confidential Information.  During or in connection with the performance of this Agreement, including performance of the Services, a Party (the “Receiving Party”) may receive data or information, whether in writing, visually, orally or in electronic medium (“Confidential Information”) from the other Party (such other Party, the “Disclosing Party”), whether directly or indirectly, or observe Confidential Information of the Disclosing Party. All such Confidential Information shall be clearly marked as confidential or proprietary when disclosed to the Receiving Party, or, if not in tangible form, summarized in a writing so marked and delivered to the Receiving Party within *** days of such disclosure.

12.2    Receiving Party Obligations.  Each Receiving Party will and will cause its Authorized Agents to: (a) hold all Confidential Information of the Disclosing Party in confidence; (b) use reasonable efforts, but no less than the efforts such Receiving Party uses to protect its own Confidential Information, to protect all Confidential Information of the Disclosing Party from disclosure; (c) use the Confidential Information of the Disclosing Party solely for the purpose of performing Services and as contemplated under this Agreement; and (d) not use or distribute, disclose or otherwise disseminate any Confidential Information of the Disclosing Party, except as expressly permitted by this Agreement.

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12.3    Excluded Information.  Information shall not be deemed “Confidential Information” of the Disclosing Party if the Receiving Party can demonstrate with competent written evidence that such information: (a) was in the public domain at the time it was disclosed to the Receiving Party hereunder; (b) entered the public domain subsequent to the time it was disclosed to the Receiving Party hereunder, other than by the Receiving Party’s breach of this Agreement; (c) was in the Receiving Party’s possession free of any obligation of confidence at the time it was disclosed to the Receiving Party hereunder; (d) was rightfully communicated to the Receiving Party free of any obligation of confidence subsequent to the time it was disclosed to the Receiving Party hereunder; or (e) was developed by the Receiving Party independently of and without reference to, application of or use of any Confidential Information of the Disclosing Party.

12.4    Permitted Disclosures.

(a)      The Receiving Party may disclose Confidential Information of the Disclosing Party only (i) to Affiliates and officers, directors, employees, agents and contractors of the Receiving Party or its Affiliates with a specific need to know such information in connection with the performance of Services or exercising Receiving Party’s rights under this Agreement (each, an “Authorized Agent”), provided that each such Authorized Agent shall be bound by obligations of confidentiality and non-use at least as stringent as those contained in this Agreement and the Receiving Party informs such Authorized Agent of the restrictions and obligations under this Agreement prior to such disclosure; (ii) to actual or prospective Third Party investors, lenders, acquirers or potential licensees of Product rights to the extent relevant and for the purpose of evaluating any actual or potential investment, lending relationship, acquisition or license, provided that each such Third Party shall be bound by obligations of confidentiality and non-use substantially consistent with those contained in this Agreement and the Receiving Party informs such Authorized Agent of the restrictions and obligations under this Agreement prior to such disclosure, provided further that the term of confidentiality and non-use to which such Third Party is obligated shall be no less than *** years; and (iii) as required by a valid order of a court or other governmental body with jurisdiction over the Receiving Party or as required by applicable law. If a Receiving Party is required to disclose Confidential Information of the Disclosing Party by a valid order of a court, Regulatory Authority, or other governmental body with jurisdiction over the Receiving Party or by applicable law, the Receiving Party will (A) provide the Disclosing Party with reasonable prior written notice of such disclosure (to the extent legally permissible and reasonably practicable) and afford the Disclosing Party the opportunity to seek, and will reasonably cooperate with such Disclosing Party in seeking, confidential treatment of the Confidential Information required to be disclosed to avoid or minimize any disclosure to the public; and (B) reasonably limit the disclosure to what is legally required as directed by its legal counsel. Any unauthorized disclosure or use of a Disclosing Party’s Confidential Information by a Receiving Party’s Authorized Agent shall be treated as a breach of this Agreement by the Receiving Party.

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(b)      Notwithstanding the other terms of this Agreement, FivePrime shall have the right to disclose Confidential Information of Cytovance to the FDA, EMA or other regulatory agencies in Investigational New Drug Applications (IND) or in order to obtain governmental licenses or marketing approval, including pursuant to a Biologics License Application (BLA), regarding Products, provided that FivePrime limits disclosure of Cytovance’s Confidential Information to what is reasonably necessary to satisfy the applicable requirements of such regulatory agency and FivePrime reasonably seeks to avoid or minimize any disclosure to the public of such Confidential Information.

12.5    Ownership; No License.  Each Party hereby acknowledges and agrees that in disclosing its Confidential Information to the other that the Disclosing Party retains all right, title and interest in the Confidential Information whether or not created, developed or prepared by Disclosing Party and all materials containing Confidential Information in any media form whatsoever. The Receiving Party agrees to receive and hold all Confidential Information on the terms and conditions set out in this Agreement. Further, except as explicitly provided in this Agreement, nothing contained in this Agreement shall: (a) be construed to grant to the Receiving Party any license to Confidential Information received from the Disclosing Party; (b) prevent the Disclosing Party from disclosing or licensing the use of the Disclosing Party’s Confidential Information to others; (c) require either Party to purchase or sell any product or service from or to the other Party; (d) obligate either Party, with or without reason, to disclose that Party’s Confidential Information to the other Party; or (e) impair the Parties’ obligations under any other current or future confidentiality or non-disclosure agreements between them (the most restrictive terms of any such agreements shall be applicable and binding).

12.6    Term of Confidentiality.  Notwithstanding any termination or expiration of this Agreement, the provisions of confidentiality contained herein will remain binding upon the Receiving Party and its employees, directors, agents and consultants as long as any part of the Confidential Information disclosed or received by the Receiving Party remains confidential.

12.7    Return or Destruction of Confidential Information.  Upon receiving a written demand from the Disclosing Party, the receiving Party: (a) shall return to the Disclosing Party or destroy (as directed by the Disclosing Party), all Confidential Information received from the Disclosing Party that is held by any Person claiming by, through or under the Receiving Party; and (b) shall provide reasonable written evidence of the action taken. Any such return or destruction does not release the Receiving Party from its other obligations under this Agreement. Notwithstanding the foregoing, the Receiving Party may retain with its legal counsel one copy of Confidential Information received from the Disclosing Party for compliance, warranty or legal purposes, but the retained Confidential Information shall remain subject to the terms and provisions of this Agreement.

13.      Publicity.  Without the prior written consent of the other Party, neither Party shall make

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any public announcement, issue any press release, use the name of the other Party or its employees in any advertising or sales promotional material or make a statement to any third party with respect to any of the general or specific matters that are discussed between them or that might identify, either directly or indirectly, the other Party as being involved in this Agreement. Notwithstanding the foregoing, either Party may disclose the existence and general nature of this Agreement and the identity of the other Party: (a) to a Third Party, if the disclosure is necessary for the Party to comply with the provisions of this Agreement; and (b) to a Party’s Authorized Agents.

14.      Non-solicitation of Employees.  From the Agreement Date, and until *** months after the end of the Term neither Party shall, either directly or indirectly, whether through a Third Party or otherwise, solicit, recruit, encourage or induce any employee of or consultant or contractor to the other Party to terminate his, her or its relationship with such other Party in order to accept or enter into any employment or independent contractor or other business relationship with an employer, entity or person other than such other Party.

15.      Representations and Warranties.

15.1    General Representations and Warranties. Each Party represents and warrants to the other Party that:

(a)      Such Party has the full right and authority to enter into this Agreement and to perform this Agreement in accordance with the terms and conditions set forth herein;

(b)      Neither the execution and delivery of this Agreement nor the performance of or compliance with this Agreement will (i) conflict with or result in a breach of any provision of the certificate of incorporation of bylaws of such Party; or (ii) conflict with any obligations to any Third Party or agreement between such Party and any Third Party; and

(c)      Such Party has obtained and will at all times during the Term, hold and comply with all licenses, permits and authorizations necessary to its performance of this Agreement as now or hereafter required under any applicable Law.

15.2    Cytovance Representations and Warranties.  Cytovance represents and warrants to FivePrime that:

(a)      Cytovance is not under investigation by the Food and Drug Administration or any other government agency or body for debarment or is presently or in the last five years has been debarred pursuant to 21 U.S.C. §335a or any other similar applicable Law;

(b)      Cytovance will not use the services of any Person debarred or suspended under 21 U.S.C. §335a in any capacity associate with or related to the any Services provided to

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FivePrime hereunder; and

(c)      Cytovance shall not during the Term hire or retain as an officer or employee any individual who has been convicted or a felony under the laws of the United States for conduct relating to the regulation of any drug product under the United States Food, Drug and Cosmetic Act.

15.3     FivePrime Representations and Warranties.  FivePrime represents and warrants to Cytovance that:

(a)    FivePrime has legal title or a valid license or right to use FivePrime Materials and FivePrime Technology necessary to Cytovance’s performance of Services; and

(b)    FivePrime will hold, use or dispose any Product and materials provided by Cytovance to FivePrime in accordance with all applicable Law.

15.4     Warranty Disclaimer.  The warranties set forth in this Agreement and any SOW are the sole and exclusive warranties made by the Parties to each other and there are no other warranties, representations or guarantees. EXCEPT AS EXPRESSLY STATED HEREIN, NEITHER PARTY PROVIDES TO THE OTHER PARTY HERETO ANY WARRANTIES, EXPRESS OR IMPLIED WITH RESPECT TO THE MATERIALS AND SERVICES PROVIDED HEREUNDER, AND ALL SUCH WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE ARE WAIVED.

16.      Limitations of Liability.

16.1     Notwithstanding any other provision in this Agreement (including the indemnification contemplated by Section 17) or any SOW, neither Party’s liability under this Agreement or any SOW, regardless of the cause of action, shall exceed ***.

16.2     Notwithstanding anything herein to the contrary, except for gross negligence, willful misconduct or with respect to any indemnification obligation owed with respect to a Third Party loss, NEITHER PARTY SHALL BE ENTITLED TO INCIDENTAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY OR SPECIAL DAMAGES, WHETHER OR NOT FORESEEABLE, ARISING IN CONNECTION WITH THE DEFAULT OR BREACH OF ANY OBLIGATION OF THE OTHER PARTY UNDER THIS AGREEMENT, ANY SOW, THE QUALITY AGREEMENT, OR ANY OTHER ANNEXATION OR DOCUMENTS RELATED THERETO.

17.      Indemnification.

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17.1    By FivePrime.  FivePrime will indemnify, defend and hold harmless Cytovance, its Affiliates and their officers, directors, agents, and employees against any loss, cost, damage or expense (including reasonable attorneys’ fees) (a “Loss”) from any Third Party lawsuit, action, claim, demand, assessment or proceeding (a “Claim”) arising directly or indirectly from or related to: (a) FivePrime’s breach, violation, non-compliance or non-performance of any of the terms of this Agreement; (b) FivePrime’s gross negligence or willful misconduct; (c) the marketing distribution or use of any Product, following its acceptance by FivePrime; (d) any claim that Cytovance’s use of FivePrime Technology infringes the intellectual property rights of a Third Party; or (e) any claim that the composition of matter or use of a Product infringes the intellectual property rights of a Third Party; provided that if any such Loss arises in whole or part from Cytovance’s gross negligence or willful misconduct, then the amount of such Loss that FivePrime shall indemnify Cytovance for shall be reduced by an amount proportional to Cytovance’s responsibilities for such Loss as determined by a court of competent jurisdiction.

17.2    By Cytovance.  Cytovance will indemnify, defend and hold harmless FivePrime, its Affiliates and their officers, directors, agents, and employees against any Loss from any Third Party Claim arising directly or indirectly from or related to: (a) Cytovance’s breach, violation, non-compliance or non-performance of any of the terms of this Agreement; (b) Cytovance’s gross negligence or willful misconduct; (c) any claim that FivePrime’s use of Cytovance Technology infringes the intellectual property rights of a Third Party; or (d) any claim that the processing or manufacturing methods used by Cytovance, other than a processing or manufacturing method provided by FivePrime to Cytovance, infringes the intellectual property rights of a Third Party; provided that if any such Loss arises in whole or part from FivePrime’s gross negligence or willful misconduct, then the amount of such Loss that Cytovance shall indemnify FivePrime for shall be reduced by an amount proportional to FivePrime’s responsibilities for such Loss as determined by a court of competent jurisdiction.

17.3    Indemnification Procedure.  Any Person entitled to seek indemnification under Section 17.1 or 17.2 (the “Indemnified Party”), shall inform the indemnifying Party (the “Indemnifying Party”) of the Claim giving rise to the obligation to indemnify pursuant to such section promptly after receiving notice of such Claim. The Indemnifying Party shall have the right to assume the defense of any such Claim for which it is obligated to indemnify the Indemnified Party. The Indemnified Party shall cooperate with the Indemnifying Party and the Indemnifying Party’s insurer as the Indemnifying Party may reasonably request, and at the Indemnifying Party’s cost and expense. The Indemnified Party shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by the Indemnifying Party. Neither Party shall have the obligation to indemnify the other Party in connection with any settlement made without the Indemnifying Party’s written consent, which consent shall not be unreasonably withheld, conditioned or delayed. If the Parties cannot agree as to the application of Section 17.1 or 17.2 as to any Claim, pending resolution of the dispute pursuant to Section 21, the Parties may conduct separate defenses of

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such claims, with each Party retaining the right to claim indemnification from the other Party in accordance with Section 17.1 or 17.2 upon resolution of the underlying Claim.

18.      Force Majeure.  Neither Party will be liable for any failure to perform or for delay in performance resulting from any cause beyond its reasonable control, including acts of God, fires, floods, weather, disease, strikes or lockouts, factory shutdowns, embargoes, wars, hostilities or riots, acts of terrorism, shortages in transportation, government action or power failure, provided that such failure to perform shall be excused only to the extent of and during such disability. Any time specified or estimated for completion of performance falling due during or subsequent to the occurrence of any such events shall be automatically extended for a period of *** days from the end of such disability to recover from such disability. If any part of the Services is invalid as a result of such disability, Cytovance will, upon written request from FivePrime, but at FivePrime’s sole cost and expense, repeat that part of the Services affected by the disability.

19.      Independent Contractor.  Cytovance shall perform Services as an independent contractor of FivePrime and shall have complete and exclusive control over its facilities, equipment, employees and agents. The relationship between the parties shall not constitute a partnership, joint venture or agency nor constitute either Party as the agent, employee or legal representative of the other.

20.      Term; Termination.

20.1    Term.  The term of this Agreement shall begin on the Agreement Date and end on the earlier of (i) the *** year anniversary of the Agreement Date and (ii) the date this Agreement shall have been terminated pursuant to Sections 20.2 or 20.3 (such period, the “Term”). The term of any SOW shall expire on the earlier of (i) the completion of Services under such SOW and (ii) the date such SOW shall have been terminated pursuant to Sections 20.2 or 20.3.

20.2    Termination for Convenience.  FivePrime may terminate this Agreement or any SOW by providing *** days written notice to Cytovance. Upon receipt of such notice of termination, Cytovance will promptly scale down activities under any open SOW, if this Agreement is terminated, or such terminated SOW and avoid (or minimize, where non-cancelable) any further related expenses under this Agreement or such SOW, respectively.

20.3    Termination for Cause.  If either Party believes that the other is in material breach of its obligations hereunder, then the non-breaching Party may deliver notice of such breach to the other Party. The allegedly breaching Party shall have *** days from such notice to dispute such breach or commence a cure of the breach, and shall have *** days from such notice to complete such cure, except when the breach is a non-payment of payments owed, in which case such breach must be disputed or cured within *** days from the date of such breach notice. If the Party receiving notice of breach fails to cure, or fails to dispute, that breach within the

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periods set forth above, then, subject to the rest of this Section 20.3, the Party originally delivering the notice of breach may terminate this Agreement in its entirety, effective on written notice of termination to the other Party. If the allegedly breaching Party in good faith disputes such material breach or disputes the failure to cure or remedy such material breach and provides written notice of that dispute to the other Party within the period set forth above, the matter will be addressed under the dispute resolution provisions in Section 21; and the notifying Party may not terminate this Agreement until the date that it has been determined under Section 21 that the allegedly breaching Party is in material breach of this Agreement. Upon such date and for a period of *** days thereafter, this Agreement may be terminated by the non-breaching Party by written notice to the breaching Party.

20.4     Termination for Bankruptcy.  This Agreement may be terminated at any time during the Term by either Party upon the other Party’s filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party.

20.5     Effect of Termination.

(a)      The termination or expiration of this Agreement, for any reason, shall automatically terminate any and all SOW, but the termination of any SOW will not automatically cause the termination of this Agreement or any other SOW.

(b)      Termination shall not relieve either Party of any obligations (including payment obligations) which have accrued prior to the effective date of such termination.

(c)      Upon any termination of this Agreement, FivePrime shall reimburse Cytovance for the cost of any inventory of Product, or Raw Materials or other supplies or services purchased or irrevocable committed to by Cytovance for producing the Product to the extent (i) Cytovance reasonably acquired and held such inventory or purchased or committed to such services consistent with accepted purchase orders; and (iii) with respect to inventory of Product (including work in progress), Cytovance delivers such inventory to FivePrime.

20.6     Sections 2, 4.1(c), 7, 8, 11, 12, 13, 14, 16, 17, 20 and 22 shall survive the expiration or termination of this Agreement.

21.     Dispute Resolution.  Any dispute, claim or controversy between the Parties arising out of or relating to this Agreement or any SOW or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this Section 21 (each, a “Dispute”), shall be determined pursuant to the dispute resolution process in this Section 21 (the “Resolution Process”).

21.1     Pre-Arbitration Negotiation.  To initiate the Resolution Process, a Party shall

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send a written notice reasonably identifying the Dispute to the other Party with sufficient detail to permit the other Party to evaluate the nature of the Dispute. The President of each Party (or such other officer of such Party as the President may designate) shall, for a period of at least *** days, attempt to resolve the Dispute by good faith negotiations. All offers, promises, conduct and statements, whether oral or written, made in the course of the negotiation by any of the Parties, their agents, employees, experts or attorneys pursuant to this Section 21.1 are confidential and inadmissible for any purpose, including impeachment, in arbitration or any other proceeding involving the Parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in such negotiation. All applicable statutes of limitation and defenses based upon the passage of time shall be tolled during the ***-day resolution period under this Section 21.1 and for *** days thereafter. The Parties will take such action, if any, required to effectuate such tolling.

21.2     Arbitration.  If the Parties are unable to resolve a Dispute pursuant to Section 21.1 within the ***-day period stated therein, subject to Section 21.3, either Party may initiate an arbitration proceeding pursuant to this Section 21.2 (an “Arbitration”) by sending the other Party a written notice of such initiation, which notice must be sent within *** days of the end of such ***-day period.

(a)      An Arbitration shall take place in ***. Each Arbitration shall occur before one arbitrator. Each Arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures and in accordance with the Expedited Procedures in those Rules. The arbitrator shall be selected by agreement of the Parties, or, failing such agreement, by JAMS from a list of three arbitrators proposed by each side. In any event, the arbitrator shall have at least *** years of active practice in the biotechnology area.

(b)      The Parties shall maintain the confidential nature of the Arbitration, except as may be necessary to prepare for or conduct the Arbitration hearing on the merits, or except as may be necessary in connection with a court application for a preliminary remedy, a judicial challenge to an award or its enforcement, or unless otherwise required by Law or judicial decision.

(c)      In any Arbitration, the arbitrator shall not be empowered to award punitive or exemplary damages, except where permitted by statute, and the Parties waive any right to recover any such damages. The arbitrator shall be empowered to award the prevailing Party any remedy available in law or equity not specifically precluded by this Agreement. In any Arbitration, the arbitrator shall award to the prevailing Party, if any, the costs and attorneys’ fees reasonably incurred by the prevailing Party in connection with such Arbitration. If the arbitrator determines a Party to be the prevailing Party under circumstances where the prevailing Party won on some but not all of the claims and counterclaims, the arbitrator may award the prevailing Party an appropriate percentage of the costs and attorneys’ fees reasonably incurred by the

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prevailing Party in connection with such Arbitration.

(d)      The arbitrator’s decision shall be final, not appealable, and legally binding, and judgment may be entered thereon in a court of competent jurisdiction.

21.3     Intellectual Property Related Disputes.  Notwithstanding anything to the contrary in this Agreement, any Dispute concerning ownership or assignment of IP Rights, or the infringement, validity or enforceability of any patent shall be heard exclusively by federal or state court of competent jurisdiction and no finding, opinion or judgment by any arbitrator with respect to such matters shall be enforceable or have any legal effect as between the Parties.

21.4     Injunctive Relief.  Notwithstanding anything in this Agreement to the contrary, each Party will have the right to apply to any court of competent jurisdiction for injunctive relief, as necessary to protect the rights or property of that Party or for enforcement of any arbitration award. The prevailing Party shall be entitled to recover from the other all costs, including attorneys’ fees, related to the action for injunctive relief.

22.     Other Provisions.

22.1     Entire Agreement.

(a)      This Agreement, together with each SOW hereunder, constitutes the entire understanding of the Parties with respect to the subject matter hereof and supersedes all previous understandings, negotiations, writings and commitments, either oral or written, in respect to the subject matter hereof.

(b)      The Parties agree that all information for which either Party had non-disclosure and non-use obligations pursuant to the Mutual Non-Disclosure Agreement, effective July 24, 2012, between the Parties shall be considered Confidential Information under this Agreement and such obligated Party shall be considered the Receiving Party under this Agreement with respect to such Confidential Information, and any inventions (if any) made by the Parties in the course of evaluating or discussing the Services to be performed hereunder prior to the Agreement Date (including in the course of generating an SOW) shall be deemed inventions arising hereunder.

(c)      This Agreement and any SOW may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representatives of both Parties.

22.2     Choice of Law.  This Agreement and each SOW shall be construed and enforced in accordance with the laws of the State of California.

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22.3    Assignment.  Neither this Agreement nor any SOW may be assigned or otherwise transferred, nor may any right or obligation hereunder or thereunder be assigned or transferred, by either Party without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may, without the consent of the other Party, assign this Agreement or any SOW and its rights and obligations hereunder or thereunder in whole or in part to an Affiliate of such Party, or in whole to its successor in interest in connection with the sale of all or substantially all of its stock or its assets to which this Agreement or such SOW relates, or in connection with a merger, acquisition or similar transaction. Any attempted assignment not in accordance with this Section 22.3 shall be null and void and of no legal effect. Any permitted assignee shall assume all assigned obligations of its assignor under this Agreement or the relevant SOW. The terms and conditions of this Agreement and each SOW shall be binding upon, and shall inure to the benefit of, the Parties and their respected successors and permitted assigns.

22.4    Interpretation.  Captions are for reference only and are not a part of this Agreement or any SOW and shall not affect in any way the meaning or interpretation of this Agreement or such SOW. Any reference in this Agreement to a Section, subsection, paragraph, clause or Exhibit shall be deemed to be a reference to a Section, subsection, paragraph, clause or Exhibit, of or to, as the case may be, this Agreement, unless otherwise indicated. Unless the context of this Agreement otherwise requires, (a) words of any gender include each other gender, (b) words such as “herein”, “hereof”, and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear, (c) words using the singular shall include the plural, and vice versa, (d) references to “day” mean calendar days, (e) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “but not limited to,” “without limitation,” “inter alia” or words of similar import, and (f) the word “or” shall not be deemed to be used in the exclusive sense and shall instead be used in the inclusive sense to mean “and/or”. In the event of a conflict between the terms and conditions of this Agreement and any SOW, the terms and conditions of this Agreement shall control. In the event of a conflict between any of the provisions of the Quality Agreement and this Agreement with respect to compliance with cGMP, the provisions of the Quality Agreement shall govern. In the event of any other conflict between the provisions of the Quality Agreement and this Agreement or any SOW the provisions of this Agreement or such SOW, respectively, shall prevail.

22.5    Severability.  The provisions of this Agreement and each SOW are severable and if any provision of this Agreement or any SOW shall be held to be void or unenforceable for any reason, the remaining terms and provisions hereof or thereof shall not be affected thereby.

22.6    Waiver.  Except as expressly limited by the terms of this Agreement, no failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement or any SOW, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement or any SOW, shall operate as a waiver of such power, right,

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privilege or remedy; and no single or partial exercise of any such power, right privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No provision of this Agreement or any SOW shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party. The waiver by either of the Parties of any breach of any provision of this Agreement or any SOW by the other Party shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself. Rights and remedies are cumulative.

22.7     Correspondence and Notices.

(a)      Ordinary Course Notices.  Correspondence, reports, documentation, and any other communication in writing between the Parties in the course of ordinary performing Services or performing this Agreement or any SOW shall be delivered by hand, or sent by facsimile transmission, email or airmail to the employee or representative of the other Party who is designated by such other Party to receive such written communication.

(b)      Other Notices.  Notices and other communications hereunder, other than ordinary course communications under Section 22.7(a) (including any notice of force majeure, breach, termination, change of address, etc.) shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by nationally recognized express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; provided, however, that notices of a change of address shall be effective only upon receipt thereof):

All correspondence to FivePrime shall be addressed as follows:

Five Prime Therapeutics, Inc.
2 Corporate Drive
South San Francisco, CA 94080
Attention: Chief Executive Officer
Facsimile: ***

with a copy to:

Five Prime Therapeutics, Inc.
2 Corporate Drive
South San Francisco, CA 94080
Attention: General Counsel
Facsimile: ***

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All correspondence to Cytovance shall be addressed as follows:

Cytovance Biologics, Inc.
800 Research Parkway, Suite 200
Oklahoma City, OK 73104
Attention: Chief Executive Officer
Facsimile:

with a copy to:

John B. Davis
101 Park Ave., Suite 250
Oklahoma City, OK 73102
Facsimile: ***

22.8    No Third-Party Beneficiaries.  Except as is expressly set forth in this Agreement, no third-party beneficiary rights are intended.

22.9    Counterparts.  This Agreement and each SOW may be executed in counterparts and in any format, including facsimile versions or electronically delivered versions thereof, each of which shall be deemed to be an original and shall fully bind each Party who has executed it, but all such counterparts together shall constitute one and the same agreement.

[Remainder of page intentionally blank; signature page follows]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Agreement Date.

Five Prime Therapeutics, Inc.		Cytovance Biologics Inc.

By:	/s/ W. Michael Kavanaugh	By:	/s/ Darren Head

Name:	W. Michael Kavanaugh	Name:	Darren Head

Title:	SVP, R&D	Title:	President & CEO

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Exhibit A

Change Order

(Template)

This Change Order No.     to Statement of Work #FPT-                 (this “Change Order”) is effective                     , 201   (the “Amendment Effective Date”) and made and entered into by and between Cytovance Biologics Inc., a Delaware corporation (“Cytovance”), and Five Prime Therapeutics, Inc., a Delaware corporation (“FivePrime”).

Background

A.        FivePrime and Cytovance are parties to Statement of Work #FPT-                , dated                           , 201   (the “SOW”), under the Master Services Agreement, dated October 1, 2012, between FivePrime and Cytovance (the “MSA”).

B.        FivePrime and Cytovance desire to revise, change or amend the SOW, in accordance with Section 3.4 of the MSA.

NOW, THEREFORE, FivePrime and Cytovance agree as follows:

Amendment of the SOW. FivePrime and Cytovance agree to amend the terms of the SOW as provided below, effective as of the Amendment Effective Date. Where the SOW is not explicitly amended, the terms of the SOW will remain in full force and effect. Capitalized terms used in this Change Order that are not otherwise defined herein shall have the same meanings as such terms are given in the SOW.

1. General Information

Customer

Project Name

Customer Contact	Phone	Email	Fax

Cytovance Contact	Phone	Email	Fax

2. Affected Areas

Check all that apply

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☐ Project Start Date ☐ Project scope	☐ Project End Date ☐ Contract Amount ☐Technology ☐ Major Deliverables/ Outcomes	☐ Project Costs ☐ Roles/Responsibilities

3. Change Summary

The purpose of this change order is.

4. Justification Summary

This change order

5. Scope of Work

Insert Summary

Activities

—	Insert Activities in bulleted form

Deliverable

—	Insert deliverable in bulleted form

6. Pricing

Insert pricing in table below

Service Description	Unit	Unit Price	Total Price

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TOTAL

Unless otherwise agreed to in the MSA or SOW:

—	[Project-specific materials costs, excluding general use items, will be passed to or purchased by Client
—	Third party subcontractor/vendor costs will be passed to client
—	Any additional capital requirements and associated equipment qualification will be purchased by Client]

Payment terms

Cytovance will submit invoices to FivePrime for any Fees due under this Change Order. Each invoice will reasonably itemize the Services performed with respect to which Fees are due and refer to the Fees itemized in the Payment Table shown below. All invoices for Fees shall be sent to the attention of Accounts Payable or by electronic mail to accountspayable@fiveprime.com.

FivePrime shall pay Cytovance the amounts properly due and payable under each invoice within *** days after receipt.

[Any resins, media, buffers, process-specific equipment or third party testing will be invoiced to FivePrime upon receipt of invoices by Cytovance. Such invoices will be payable on a net immediate basis. Notwithstanding the foregoing, the balance properly due under any such invoice due on a net immediate basis shall not be deemed late or subject to an interest charge pursuant to Section 5.2 of the MSA or otherwise unless Cytovance receives payment with respect to such invoice more than *** days after FivePrime’s receipt of such invoice.]

7. Payment Table

In consideration of Cytovance’s performance of the Services set forth herein, FivePrime agrees to pay Cytovance the Fees at the times set forth in the Payment Table below subject to the other terms and conditions of the SOW and the MSA. FivePrime will have no liability for any other fees of or expenses or costs incurred by Cytovance with respect to the Services under this Change Order.

Milestone	% to be billed	Activity Total	Invoice Amount	Deliverable

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONFIDENTIAL

Miscellaneous.

Full Force and Effect. This Change Order amends the terms of the SOW and is deemed incorporated into the SOW. The provisions of the SOW, as amended by this Change Order, remain in full force and effect.

Entire SOW. The SOW, as amended by this Change Order, sets forth the entire understanding of FivePrime and Cytovance relating to the subject matter thereof and supersedes all prior agreements and understandings between FivePrime and Cytovance relating to the subject matter thereof.

Counterparts. This Change Order may be executed in counterparts, each of which shall constitute an original and both of which, when taken together, shall constitute one agreement. The exchange of a fully executed Change Order (in counterparts or otherwise) by electronic transmission, including by email, or facsimile shall be sufficient to bind FivePrime and Cytovance to the terms and conditions of this Change Order.

[Remainder of page intentionally blank; signature page follows]

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONFIDENTIAL

8. Authorizations

IN WITNESS WHEREOF, FivePrime and Cytovance have executed this Change Order by their respective duly authorized representatives as of the Amendment Effective Date.

Five Prime Therapeutics, Inc.	Cytovance Biologics Inc.

By:	By:

Name:	Name:

Its:	Its:

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.